American Century Growth Funds, Inc.

PROSPECTUS SUPPLEMENT

LEGACY FOCUSED LARGE CAP FUND * LEGACY LARGE CAP FUND * LEGACY MULTI CAP FUND

SUPPLEMENT DATED APRIL 13, 2007, TO BE EFFECTIVE JUNE 20, 2007 * Prospectus
dated December 1, 2006

THE FOLLOWING REPLACES THE FIRST PARAGRAPH AND TABLE IN THE SECTION What are the
funds' primary investment strategies and principal risks? ON PAGE 2.

     WHAT ARE THE FUNDS' PRIMARY INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

     Each fund uses a quantitative investment process designed to identify common stocks of companies that currently have, or are expected to have, earnings and revenues that are not only growing, but growing at an accelerating rate, and that also have strong price momentum. This process is based on a proprietary multi-factor model that scores the securities in each fund's investment universe. The portfolio managers then select from among the highest scored securities when making purchase decisions for the fund. These securities may be categorized as "growth" or "value" stocks and may be selected regardless of their weighting in any index or other benchmark and regardless of geographic location.

     The table below highlights some key differences among the funds' investment strategies.

                                               APPROXIMATE NUMBER      DIVERSIFICATION
    FUND                INVESTMENT UNIVERSE   OF PORTFOLIO HOLDINGS   STATUS
     ----------------------------------------------------------------------------------
     Legacy Focused
     Large Cap           Large-Cap Stocks      30                      Nondiversified
     ----------------------------------------------------------------------------------
     Legacy Large Cap    Large-Cap Stocks      50                      Diversified
     ----------------------------------------------------------------------------------
     Legacy Multi Cap    Small-, Mid- and
                         Large-Cap Stocks      100                     Diversified
     ----------------------------------------------------------------------------------

     Legacy Focused Large Cap and Legacy Large Cap will invest at least 80% of their respective assets in stocks of companies that, at the time of purchase, are large cap companies as defined by Morningstar. Under normal market conditions, those funds intend to exceed this 80% requirement and be fully invested in large cap stocks.

THE FOLLOWING REPLACES THE SECTION How do the funds pursue their investment objectives? ON PAGE 7.

     HOW DO THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES?

     Each fund uses a quantitative investment process designed to identify common stocks of companies that currently have, or are expected to have, earnings and revenues that are not only growing, but growing at an accelerating rate, and that also have strong price momentum. This process is based on a proprietary multi-factor model that scores the securities in each fund's investment universe. The portfolio managers then select from among the highest scored securities when making purchase decisions for the fund. These securities may be categorized as "growth" or "value" stocks and may be selected regardless of their weighting in any index or other benchmark and regardless of geographic location.

     The investment universes for the funds differ. Legacy Focused Large Cap and
     Legacy Large Cap will invest at least 80% of their respective assets in stocks of companies that, at the time of purchase, are large capitalization companies as defined by Morningstar. Under normal market conditions, those funds intend to exceed this 80% requirement and be fully invested in large cap stocks. The funds may change this 80% policy only upon 60 days' prior written notice to shareholders. Although definitions may change from time to time, as of March 31, 2007, Morningstar defined large cap companies as those with a market capitalization of approximately $11.5 billion. Legacy
     Multi Cap, by contrast, will invest in small-, medium- and large capitalization stocks as defined by Lipper, with approximately 25% to 50%
     of assets invested in each category during normal market conditions. As of
     March 31, 2007, Lipper used the following market capitalization ranges:

          * Small-cap: $50 million to $3.9 billion

          * Mid-cap: $3.9 billion to $15.9 billion

          * Large-cap: $15.9 billion and higher

     Each fund buys stocks that score in the top 10% of its scored universe and sells stocks that score in the bottom half.

     The funds also differ in the number of stocks each is expected to hold in its portfolio. While Legacy Large Cap and Legacy Multi Cap are expected to hold approximately 50 and 100 stocks, respectively, Legacy Focused Large
     Cap is expected to maintain a smaller portfolio of approximately 30 stocks.

     Although the funds' portfolio managers expect the funds will invest a majority of their assets in U.S. companies, there is no limit on the amount of assets the funds can invest in foreign companies. Foreign investments may be significant at times.

     The funds' portfolio managers intend to be fully invested in common stocks under normal market conditions. However, if a fund's investment methodology fails to generate sufficient investment ideas in common stocks, at the managers' discretion, the fund may invest in other types of securities, subject to the 80% investment requirement noted above for Legacy Focused
     Large Cap and Legacy Large Cap. These securities may include debt securities, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts and options or stock index futures contracts and options. The fund generally limits its purchase of debt securities to investment-grade obligations.

     In the event of exceptional market or economic conditions, a fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities.
     To the extent a fund assumes a defensive position it will not be pursuing its objective of long-term capital growth.

     A description of the policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the statement of additional information.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

SH-SPL-54648 0704